                                                                EXHIBIT 10.81(f)


        THIS AMENDMENT NO. 6, dated as of February 24, 2006 (the "Amendment"), to the Master Repurchase Agreement, dated November 12, 2004, as heretofore amended (as so amended, the "Repurchase Agreement"), is by and among New Century Mortgage Corporation, NC Capital Corporation, NC Asset Holding, L.P. (as successor to NC Residual II Corporation), and New Century Credit Corporation, each as a seller (each, a "Seller" and, collectively, the "Sellers") and Barclays Bank PLC (the "Buyer").


                               W I T N E S S E T H

        WHEREAS, each Seller and the Buyer desires to amend the Repurchase Agreement to extend the maturity date to March 8, 2006.

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1. Defined Terms.

        For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Repurchase Agreement.

        Section 2. Amendment.

        (1) Section 27 is hereby amended by deleting clause (i) of subparagraph
(a) in its entirety and replacing it with the following: "(i) March 8, 2006".

        Section 3. Effect of Amendment.

        Upon execution of this Amendment, the Repurchase Agreement shall be, and be deemed to be, modified and amended in accordance herewith, and the respective rights, limitations, obligations, duties, liabilities and immunities of the Sellers and the Buyer shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Repurchase Agreement for any and all purposes. As modified and expressly amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

        Section 4. Binding Effect.

        This Amendment shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither any Seller nor the Guarantor may assign or transfer any of its rights or obligations under this Agreement or any other Program Document without the prior written consent of Buyer.

        Section 5. Binding Effect; Governing Law.

        THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

        Section 6. Severability of Provisions.

        If any provision of this Amendment or the Program Documents is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision of the Amendment or the Program Documents, and this Amendment and each Program Document shall be enforced to the fullest extent permitted by law.

        Section 7. Section Headings.

        The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

        Section 8. Counterparts.

        This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                            [signature pages follow]

        IN WITNESS WHEREOF, the Sellers and the Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        NC CAPITAL CORPORATION, as Seller

                                        By:  /s/ Kevin Cloyd
                                             -----------------------------------
                                                Name: Kevin Cloyd
                                                Title: President

                                        NEW CENTURY MORTGAGE CORPORATION, as
                                        Seller


                                        By:  /s/ Kevin Cloyd
                                             -----------------------------------
                                                Name: Kevin Cloyd
                                                Title: Executive Vice President

Pursuant to Section 29 of the           NC ASSET HOLDING, L.P. (as successor to
Repurchase Agreement, New Century       NC RESIDUAL II CORPORATION), as Seller
Financial Corp, as Guarantor,
hereby Consents to the Amendment
contemplated herein
                                        By:  NC Deltex, LLC, its general partner

                                        By:  /s/ Kevin Cloyd
                                             -----------------------------------
                                                Name: Kevin Cloyd
                                                Title: Executive Vice President

By: /s/ Kevin Cloyd                     NEW CENTURY CREDIT CORPORATION, as
    -------------------------------      Seller
      Name: Kevin Cloyd
      Title: Executive Vice President
                                        By:  /s/ Kevin Cloyd
                                             -----------------------------------
By: /s/ Robert K. Cole                         Name: Kevin Cloyd
    -------------------------------            Title: President
      Name: Robert K. Cole
      Title: Chief Executive Officer

                                        BARCLAYS BANK PLC, as Buyer and Agent,
                                        as applicable


                                        By:  /s/ Joseph O'Doherty
                                             -----------------------------------
                                                Name: Joseph O'Doherty
                                                Title: Director